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                                  EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 herein of our report dated January 30, 1996 appearing on page 25 of Visioneer's Annual Report on Form 10-K for the year ended December 31, 1995.


/s/ Price Waterhouse LLP
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Price Waterhouse LLP
San Jose, California
May 13, 1996

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